UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549



FORM 8-K

CURRENT REPORT



Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934




                            Date of Report:  June 13, 1996






THE DIAL CORP
(Exact name of registrant as specified in its charter)




            DELAWARE                     001-11015         36-1169950
(State or other jurisdiction of         (Commission      (I.R.S. Employer
incorporation or organization)          File Number)     Identification No.)


DIAL TOWER, PHOENIX, ARIZONA                                     85077
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (602) 207-4000

Item 2.     Acquisition or Disposition of Assets.

     On February 15, 1996, The Dial Corp ("Dial") announced that its Board of Directors had approved a proposal for a strategic restructuring which would separate Dial's consumer products and services businesses into two publicly traded companies. Common stockholders of Dial are expected to receive a special dividend of one share of the consumer products company for each Dial common share owned on the record date (the "Distribution"). Concurrently with the Distribution, the name of The Dial Corp will be changed to "Viad Corp" and the consumer products business will become an independent, publicly traded company under the name, "The Dial Corporation."

     The Distribution is subject to final approval by the Dial Board of Directors and to certain conditions, including the receipt of a ruling from the Internal Revenue Service that the proposed transaction is tax-free and confirmation that each of the two separate companies will retain investment-grade credit ratings. The Distribution is expected to be completed later in 1996.

     On May 29, 1996, shareholders of Greyhound Lines of Canada ("GLOC") voted to separate its intercity bus transportation business and its tourism business into two independent companies. GLOC minority shareholders also approved an automatic share exchange proposal whereby their ownership interests in the tourism business, aggregating 31.5 percent, were exchanged for Dial's 68.5 percent ownership interest in the intercity bus transportation business such that Dial became the owner of 100 percent of the tourism business in exchange for its ownership in the intercity bus transportation business (the "Disposition"). The separation and exchange of shares was effective May 31, 1996.

Item 7.     Financial Statements and Exhibits.

     (b)  Pro forma financial information.

      The accompanying Pro Forma Consolidated Balance Sheet of Dial as of March 31, 1996 and Pro Forma Statements of Consolidated Income for the three months ended March 31, 1996 and 1995 and for the year ended December 31, 1995, have been prepared to reflect the historical financial position and results of continuing operations as adjusted for (1) reclassification of the consumer products and Canadian intercity bus transportation businesses as discontinued operations in light of the transactions described in Item 2 above and (2) to give effect to the Distribution of Dial's consumer products business and the Disposition of its Canadian intercity bus transportation business. The historical results of operations of the consumer products and the Canadian intercity bus transportation businesses up to their respective disposition dates and the loss (primarily transaction costs and recognition of previously unrealized foreign currency translation adjustments) on the disposition of the Canadian intercity bus transportation business will be reported as discontinued operations in Dial's subsequent financial statements.

      In the opinion of management, all adjustments necessary to present fairly such pro forma financial statements have been made.

      The Pro Forma Consolidated Balance Sheet has been prepared as if the Distribution and Disposition occurred on March 31, 1996; the Pro Forma Statements of Consolidated Income have been prepared as if the Distribution and Disposition occurred on the first day of the respective periods presented. The pro forma financial information is unaudited and is not necessarily indicative of the results that would have occurred if the transactions had been consummated as of March 31, 1996, or at the beginning of the respective periods presented.

      The pro forma consolidated financial information should be read in conjunction with the accompanying Notes to Pro Forma
      Consolidated Financial Statements and the historical consolidated financial statements of The Dial Corp and the notes thereto.

THE DIAL CORP
PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 1996
(000 omitted)
                                           Pro Forma Adjustments
                                     ---------------------------------
                                     Reclassification       Recording of
                                     to Discontinued      Disposition and
                         Historical     Operations          Distribution         Pro Forma
                       -----------     -----------         -----------          -----------
ASSETS
Current assets:
 Cash and cash
   equivalents        $     26,219   $      (5,377)  (a)  $                   $     20,842
 Receivables               234,338         (47,832)  (a)                           186,506
 Inventories               252,721        (162,621)  (a)                            90,100
 Deferred income taxes      65,006         (31,585)  (a)                            32,848
                                              (573)  (b)
 Other current assets       44,411          (6,248)  (a)                            38,163
                       -----------     -----------         -----------         -----------
                           622,695        (254,236)                                368,459
 Funds, agents'
   receivables and
   current maturities
   of investments
   restricted for
   payment service
   obligations, after
   eliminating $90,000
   invested in Dial
   commercial paper        556,750                                                 556,750
                       -----------     -----------         -----------         -----------
 Total current assets    1,179,445        (254,236)                                925,209
                       -----------     -----------         -----------         -----------
Investments restricted
 for payment service
 obligations               877,655                                                 877,655
Property and equipment     855,569        (262,419)  (a)                           593,150
Other investments and
 assets                    103,118          (5,505)  (a)        12,938   (g)       110,551
Investments in
 discontinued operations:
   Consumer products
    business                               499,244   (a)      (279,691)  (c)           ---
                                           (81,788)  (b)        (3,750)  (d)
                                                              (134,015)  (e)
   Canadian intercity
    bus transportation
    business                                55,369   (a)        (1,130)  (f)           ---
                                                               (54,239)  (g)
Deferred income taxes      149,509         (27,860)  (a)                            58,007
                                           (63,642)  (b)
Intangibles                857,730        (341,828)  (a)        14,681   (g)       530,583
                       -----------     -----------         -----------         -----------
                      $  4,023,026   $    (482,665)       $   (445,206)       $  3,095,155
                       ===========     ===========         ===========         ===========

                                           Pro Forma Adjustments
                                     ---------------------------------
                                     Reclassification      Recording of
                                     to Discontinued     Disposition and
                         Historical     Operations        Distribution           Pro Forma
                       -----------     -----------         -----------         -----------
LIABILITIES AND
 STOCKHOLDERS' EQUITY
Current liabilities:
 Short-term bank
   loans              $        309   $        (309)  (a)                 $    $        ---
 Accounts payable          248,935        (116,228)  (a)                           131,664
                                            (1,043)  (b)
 Accrued compensation       66,049         (18,652)  (a)                            47,397
 Other current
   liabilities             303,395         (73,393)  (a)        11,250   (e)       239,738
                                            (2,705)  (b)         1,191   (f)
 Current portion of
   long-term debt           77,338                                                  77,338
                       -----------     -----------         -----------         -----------
                           696,026        (212,330)             12,441             496,137
 Payment service
   obligations           1,528,140                                               1,528,140
                       -----------     -----------         -----------         -----------
 Total current
   liabilities           2,224,166        (212,330)             12,441           2,024,277
Long-term debt             822,733                            (280,000)  (c)       529,401
                                                                   309   (c)
                                                               (13,641)  (g)
Pension and other
 benefits                  325,592        (105,024)  (a)                            78,313
                                          (142,255)  (b)
Other deferred items and
 insurance reserves         48,011         (12,492)  (a)                            35,519
Minority interests          30,220         (10,564)  (a)          (742)  (f)         7,956
                                                               (10,958)  (g)
$4.75 Redeemable
 preferred stock             6,599                                                   6,599
Common stock and
 other equity              565,705                             (15,000)  (d)       413,090
                                                              (134,015)  (e)
                                                                (1,579)  (f)
                                                                (2,021)  (g)
                                                               (11,559)  (g)
                                                                11,559   (g)
                       -----------     -----------         -----------         -----------
                      $  4,023,026   $    (482,665)       $   (445,206)       $  3,095,155
                        ==========     ===========         ===========         ===========

See notes to pro forma consolidated financial information.
/TABLE

THE DIAL CORP
PRO FORMA STATEMENT OF CONSOLIDATED INCOME
YEAR ENDED DECEMBER 31, 1995
(000 omitted, except per share data)
                                           Pro Forma Adjustments
                                     ---------------------------------
                                     Reclassification      Recording of
                                     to Discontinued     Disposition and
                         Historical     Operations        Distribution           Pro Forma
                       -----------     -----------         -----------         -----------
REVENUES              $  3,575,070   $  (1,503,019)  (a)                      $  2,072,051
                       -----------     -----------         -----------         -----------
Costs and expenses:
 Costs of sales and
   services              3,271,151      (1,379,607)  (a)           367   (h)     1,891,911
 Restructuring charges
   and asset write-downs   191,100        (135,600)  (a)                            55,500
 Unallocated corporate
   expense and other
   items, net               43,194         (11,997)  (b)        (1,083)  (h)        30,114
 Interest expense           75,994         (21,243)  (a)                            54,751
 Minority interests          4,346          (1,717)  (a)        (1,169)  (h)         1,460
                       -----------     -----------         -----------         -----------
                         3,585,785      (1,550,164)             (1,885)          2,033,736
                       -----------     -----------         -----------         -----------
Income (loss) before
 income taxes              (10,715)         47,145               1,885              38,315
Income taxes (benefit)     (11,852)         13,448   (a)           483   (i)         6,630
                                             4,551   (b)
                       -----------     -----------         -----------         -----------
Income from continuing
 operations (1)       $      1,137   $      29,146        $      1,402        $     31,685
                       ===========     ===========         ===========         ===========
Income from continuing
 operations per
 common share (1)     $       0.00                                            $       0.34
                       ===========                                             ===========
Average outstanding
 common and equivalent
 shares                     88,707                                                  88,707
                       ===========                                             ===========

(1) Pro forma income from continuing operations and income from continuing operations per common share is after deducting restructuring charges and asset write-downs of $35,100,000 (after-tax) or
$0.40 per share.

See notes to pro forma consolidated financial information.
/TABLE

THE DIAL CORP
PRO FORMA STATEMENT OF CONSOLIDATED INCOME
THREE MONTHS ENDED MARCH 31, 1996
(000 omitted, except per share data)
                                           Pro Forma Adjustments
                                     ---------------------------------
                                     Reclassification      Recording of
                                     to Discontinued     Disposition and
                         Historical     Operations        Distribution           Pro Forma
                       -----------     -----------         -----------         -----------
REVENUES              $    936,413   $    (381,551)  (a)  $                   $    554,862
                       -----------     -----------         -----------         -----------
Costs and expenses:
 Costs of sales and
   services                866,591        (345,328)  (a)            92   (h)       521,355
 Unallocated corporate
   expense and other
   items, net               11,640          (2,613)  (b)          (271)  (h)         8,756
 Interest expense           19,955          (5,628)  (a)                            14,327
 Minority interests             31             123   (a)           252   (h)           406
                       -----------     -----------         -----------         -----------
                           898,217        (353,446)                 73             544,844
                       -----------     -----------         -----------         -----------
Income before
 income taxes               38,196         (28,105)                (73)             10,018
Income taxes                13,702         (11,716)  (a)           121   (i)         3,098
                                               991   (b)
                       -----------     -----------         -----------         -----------
Income from continuing
 operations           $     24,494   $     (17,380)       $       (194)       $      6,920
                       ===========     ===========         ===========         ===========
Income from continuing
 operations per
 common share         $       0.27                                            $       0.07
                       ===========                                             ===========
Average outstanding
 common and equivalent
 shares                     90,783                                                  90,783
                       ===========                                             ===========

See notes to pro forma consolidated financial information.
/TABLE

THE DIAL CORP
PRO FORMA STATEMENT OF CONSOLIDATED INCOME
THREE MONTHS ENDED MARCH 31, 1995
(000 omitted, except per share data)
                                          Pro Forma Adjustments
                                     ---------------------------------
                                     Reclassification      Recording of
                                     to Discontinued      Disposition and
                         Historical     Operations        Distribution           Pro Forma
                       -----------     -----------         -----------         -----------
REVENUES              $    858,197   $    (366,891)  (a)  $                   $    491,306
                       -----------     -----------         -----------         -----------
Costs and expenses:
 Costs of sales and
   services                794,337        (333,475)  (a)            92   (h)       460,954
 Unallocated corporate
   expense and other
   items, net               11,149          (2,270)  (b)          (271)  (h)         8,608
 Interest expense           18,427          (5,012)  (a)                            13,415
 Minority interests             63             141   (a)           199   (h)           403
                       -----------     -----------         -----------         -----------
                           823,976        (340,616)                 20             483,380
                       -----------     -----------         -----------         -----------
Income before
 income taxes               34,221         (26,275)                (20)              7,926
Income taxes                12,714         (10,853)  (a)           121   (i)         2,843
                                               861   (b)
                       -----------     -----------         -----------         -----------
Income from continuing
 operations           $     21,507   $     (16,283)       $       (141)       $      5,083
                       ===========     ===========         ===========         ===========
Income from continuing
 operations per
 common share         $       0.24                                            $       0.05
                       ===========                                             ===========
Average outstanding
 common and equivalent
 shares                     87,956                                                  87,956
                       ===========                                             ===========

See notes to pro forma consolidated financial information.
/TABLE

THE DIAL CORP
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Pro Forma Adjustments:

      Reclassification to Discontinued Operations:

(a) To reclassify to investment in discontinued operations the assets and liabilities of the consumer products and Canadian intercity bus transportation businesses and to eliminate the operating accounts of such businesses from continuing operations.

(b) To reclassify to investment in discontinued operations the assumption by the consumer products business of certain Dial liabilities and related deferred income tax assets along with the related expenses arising from such items.


      Recording of Disposition and Distribution:

(c) To record the effective transfer of approximately $280 million of Dial's outstanding indebtedness to the consumer products business as follows: In conjunction with the Distribution, Dial will borrow approximately $280 million under a new $350 million bank credit facility and will use the proceeds to repay outstanding indebtedness of Dial. The credit facility and the related liability will then be assumed by the consumer products business.

(d) To record estimated transaction costs of the Distribution of the consumer products business.

(e) To record the Distribution of the consumer products business to Dial shareholders.

(f) To record the transaction costs associated with the Disposition of the Canadian intercity bus transportation business.

(g) To record the assumption of approximately $13.6 million of Dial's outstanding indebtedness by the Canadian intercity bus transportation business, the receipt by Dial of notes totaling approximately $13 million from the Canadian intercity bus transportation business, and the exchange of Dial's shares of the Canadian intercity bus transportation business for the minority shares in the Canadian tourism business coincident with the separation of the Canadian intercity bus transportation business from the Canadian tourism business, resulting in a loss on Disposition of approximately $2.0 million, and the recognition of previously unrealized foreign currency translation losses of approximately $11.5 million.

(h) To record the ongoing income statement impact of the exchange described in (g).

(i) To record the income tax impact of the pro forma income statement adjustments.

                                    SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE DIAL CORP

                                         By: s/ Richard C. Stephan
                                         -------------------------
                                         Richard C. Stephan
                                         Vice President-Controller

DATE:     June 13, 1996